Exhibit 10.19

EXECUTION VERSION

AMENDMENT NO. 4

Dated as of February 1, 2019

to

CREDIT AGREEMENT

Dated as of August 30, 2017

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of February 1, 2019 by and among Papa John’s International, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of August 30, 2017 by and among the Borrower, the subsidiaries of the Borrower from time to time party thereto as Subsidiary Guarantors, the Lenders from time to time party thereto and the Administrative Agent (as amended by that certain Amendment No 1. to Credit Agreement dated as of October 26, 2017, as amended by that certain Amendment No. 2 to Credit Agreement dated as of January 10, 2018, as amended by that certain Amendment No. 3 to Credit Agreement dated as of October 9, 2018 and as amended, restated, supplemented or otherwise modified, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.           Amendments to the Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is amended as follows:

(a)         Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:

“Specified Preferred Equity” means those certain preferred Equity Interests of the Borrower expected to be issued in the first quarter of 2019, on substantially the terms disclosed in writing to the Lenders on or prior to the issuance date thereof.

(b)         Section 6.05 of the Credit Agreement is amended and restated in its entirety to read as follows:

SECTION 6.05.  Dividends and Related Distributions.  Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, (i) make or pay or (ii) agree to become or remain liable to make or pay (provided that this clause (ii) shall not prohibit the issuance of the Specified Preferred Equity), in each case, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its Equity Interests, including any sinking fund or similar deposit, or on account of the purchase, redemption, retirement, cancellation, termination or acquisition of its Equity Interests (or warrants, options or rights therefor) (any of the foregoing being referred to as a “Restricted Payment”), except (a) the Borrower may declare and pay Restricted Payments with respect to its Equity Interests payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (d) the Borrower may declare and pay cash dividends with respect to its common Equity Interests in an aggregate amount for any fiscal year of the Borrower not to exceed the lesser of (i) $35,000,000 and (ii) an amount equal to $0.225 per share per fiscal quarter and (e) the Borrower and its Subsidiaries may make any other Restricted Payment (including, for the avoidance of doubt, any repurchase of Equity Interests of the Borrower pursuant to the Specified Share Repurchase Program) so long as immediately prior to and after giving effect (including giving effect on a pro forma basis) to such Restricted Payment (i) no Default or Event of Default exists or would result therefrom, (ii) the Leverage Ratio is not greater than 3.75 to 1.00 and (iii) the Borrower is in compliance with the financial covenant set forth in Section 6.15.

(c)         Clause (j) of Article VII of the Credit Agreement is amended to (i) add “(i)” at the beginning thereof and (ii) add the following as a new clause (iii) thereof: “or (iii) the occurrence of a change in control, or other similar provision, as defined in any declaration, agreement or instrument evidencing, governing or providing for the issuance of the Specified Preferred Equity (triggering a default or mandatory prepayment, distribution or redemption, which default or mandatory prepayment, distribution or redemption has not been waived in writing)”.

2.           Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)         The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b)         The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment for which invoices have been presented prior to the date hereof.

3.           Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)         This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Requirements of Law affecting the enforceability of

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creditors’ rights generally or limiting the right of specific performance and by general principles of equity.

(b)         As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) only as of such specified date).

4.           Reference to and Effect on the Credit Agreement.

(a)         Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)         The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.  The Borrower (i) agrees that, except as specifically provided herein, this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of  the Borrower arising under or pursuant to the Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement, the Pledge Agreement and each and every other Loan Document to which it is a party and (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith.

(c)         Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)         This Amendment is a Loan Document.

5.           Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.           Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PAPA JOHN’S INTERNATIONAL, INC.,
as the Borrower

By:	/s/ Joseph H. Smith
Name:	Joseph H. Smith
Title:	Senior Vice President, Chief Financial Officer

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ James Duffy Baker, Jr.
Name:	James Duffy Baker, Jr.
Title:	Managing Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Shelly Stephenson
Name:	Shelly Stephenson
Title:	Senior Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark R. Mick
Name:	Mark R. Mick
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ John M. Hall
Name:	John M. Hall
Title:	Senior Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

BRANK BANKING & TRUST COMPANY,
as a Lender

By:	/s/ Ryan T. Hamilton
Name:	Ryan T. Hamilton
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Katherine Robinson
Name:	Katherine Robinson
Title:	Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Lender

By:	/s/ Van Brandenburg
Name:	Van Brandenburg
Title:	Managing Director

By:	/s/ Erin Scott
Name:	Erin Scott
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Colin Goss
Name:	Colin Goss
Title:	Director, International Corporates
(Executed in New York)

Signature Page to Amendment No. 4 to

Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 4 to the Credit Agreement dated as of August 30, 2017 (as amended by that certain Amendment No 1. to Credit Agreement dated as of October 26, 2017, as amended by that certain Amendment No. 2 to Credit Agreement dated as of January 10, 2018, as amended by that certain Amendment No. 3 to Credit Agreement dated as of October 9, 2018 and as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Papa John’s International, Inc., the other Loan Parties from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 4 is dated as of February 1, 2019 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned (i) consents to the Amendment, (ii) reaffirms its obligations under, and the terms and conditions of, the Credit Agreement and any other Loan Document executed by it, (iii) acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed and (iv) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith.  All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated:  February 1, 2019

[Signature Page Follows]

PAPA JOHN’S USA, INC.,
as a Subsidiary Guarantor

By:	/s/ Joseph H. Smith
Name:	Joseph H. Smith
Title:	Senior Vice President, Chief Financial Officer

PREFERRED MARKETING SOLUTIONS, INC.,
as a Subsidiary Guarantor

By:	/s/ Joseph H. Smith
Name:	Joseph H. Smith
Title:	Vice President

CAPITAL DELIVERY, LTD.,
as a Subsidiary Guarantor

By:	/s/ Joseph H. Smith
Name:	Joseph H. Smith
Title:	President and Asst. Treasurer

PJ FOOD SERVICE, INC.,
as a Subsidiary Guarantor

By:	/s/ Joseph H. Smith
Name:	Joseph H. Smith
Title:	Vice President

TRANS PAPA LOGISTICS, INC.,
as a Subsidiary Guarantor

By:	/s/ Joseph H. Smith
Name:	Joseph H. Smith
Title:	Vice President

Signature Page to Consent and Reaffirmation to

Amendment No. 4 to Credit Agreement dated as of August 30, 2017

Papa John’s International, Inc.